ESCROW AGREEMENT

      This Escrow Agreement, dated as of ____________, 2004 (the "Closing Date"), among XFone, Inc., a Nevada corporation, and XFone USA, Inc., a Mississippi corporation (collectively "Buyer"), Wade Spooner, an individual resident of Mississippi ("Spooner"), and Ted Parsons, an individual resident of Mississippi ("Parsons" and collectively with Spooner, "Principals" or each as "Principal"), and ___________, a [national banking association] [bank organized under the laws of ___________], as escrow agent ("Escrow Agent").

      This is the Escrow Agreement referred to in the Agreement and Plan of Merger Agreement dated ____________, 2004 (the "Merger Agreement") among Buyer, WS Telecom, Inc. (the "Company") and the Principals. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Merger Agreement.

      In order to provide Buyer security for certain rights of indemnification that the Buyer possesses under the Merger Agreement in the event of a breach of the representations, warranties or agreements by the Company or the Principals thereunder, or otherwise pursuant to the terms of the Merger Agreement, the Principals and the Buyer have agreed that the number of shares of XFone, Inc. Common Stock (the "XFone Common Stock") and the number of XFone, Inc. Stock Warrants ("XFone Stock Warrants") as set forth in Exhibit "A", which constitutes part of the purchase price under the Merger Agreement, shall be deposited with the Escrow Agent by the Principals and Buyer to be held and handled by Escrow Agent in accordance with the terms and conditions herein set forth.

      The XFone, Inc. Common Stock is currently traded under the symbol XFNE:OB and the Buyer shall notify the Escrow Agent of any change in the market on which the stock is listed or the symbol under which it is traded.

      The parties, intending to be legally bound, hereby agree as follows:

1.    ESTABLISHMENT OF ESCROW

      (a) Deposit of XFone Common Stock and XFone Stock Warrants. The Principals hereby deposit in escrow the number of shares of XFone Common Stock and XFone Common Stock Warrants set out opposite their names on Exhibit "A" attached to this Agreement ("Escrow Shares"), registered in the name of the Escrow Agent or its nominee. As used herein, the "Pro-Rata Share" refers to a fraction of which the numerator is the number of Escrow Shares deposited by and which remain for such Principal and the denominator is the total number of Escrow Shares deposited by and which remain for both Principals.

      (b) Escrow Fund. The Escrow Shares, all dividends and distributions thereon, and all income and property resulting therefrom ("Escrow Fund") shall be held by the Escrow Agent for the benefit of the Principals and Buyer on the terms set out herein.

      (c) Voting Rights of Shares in Escrow. All voting rights with respect to the XFone Common Stock composing a part of the Escrow Fund may be exercised by the Principal who deposited such XFone Common Stock in escrow, and the Escrow Agent shall from time to time execute and deliver to each Principal such proxies, consents, or other documents as may be necessary to enable each Principal to exercise such rights with respect to any XFone Common Stock deposited by such Principal which remains a part of the Escrow Fund.

      (d) Distributions on Escrow Fund. All dividends and other distributions (whether in cash, securities, or other property) paid or made on the Escrow Fund shall be deemed to have been paid or made to the Principals, in accordance with their respective Pro-Rata Share in the Escrow Fund, for income tax purposes, but shall be received by the Escrow Agent and constitute part of the Escrow Fund.

      (e) Taxes and Charges on Escrow Fund. The Principals, with respect to their respective Pro-Rata Share of the Escrow Fund, shall maintain the Escrow Fund free and clear of all liens and encumbrances and shall, promptly upon request by the Escrow Agent, pay and discharge all taxes, assessments, and governmental charges imposed on or with respect to the Escrow Fund.

      (f) Acceptance of Escrow. Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.

      (g) Notice of Claim. Buyer shall be entitled to recover under this Escrow Agreement in respect of any Loss (as defined in Section 6.2 of the Merger Agreement) and may give notice in writing in the form attached hereto as Appendix A ("Pending Claims Notice") to the Escrow Agent and the Principals of any claim on which a Loss may be based, which Pending Claims Notice shall include a brief description of the nature of the claim, the identity of the party by whom it is being asserted, and an estimate of the amount of loss that may be sustained by Buyer (the "Estimated Loss").

2.    DISTRIBUTIONS FROM ESCROW FUND

      (a) Buyer Request. If Buyer (or either of them) submits a notice and request to the Principals and Escrow Agent in substantially the form attached as Appendix B stating that a Loss (as defined in the Merger Agreement) has been determined in accordance with Section 6.2 of the Merger Agreement and specifying the dollar amount of the Loss and the property from the Escrow Fund to be released to the Buyer in satisfaction of the Loss (including specifying the number of shares of the XFone Common Stock and the XFone Stock Warrants of each Principal to be released to the Buyer or its designee from the Escrow Fund), then on the 15th business day following such notice, Escrow Agent shall release the number of shares of the XFone Common Stock and XFone Stock Warrants as directed in said notice, unless the Escrow Agent has received a Counter-Notice (as defined herein) from any Principal that it disputes the requested release from the Escrow Fund for the Loss.

      (b) Request by Principals. If the Principals give a notice in substantially the form attached as Appendix C to the Escrow Agent and Buyer stating that they are entitled to a distribution from their respective Pro-Rata Share of the Escrow Fund as required under Section 6.2(b)(ii) of the Merger Agreement specifying the number of XFone Common Stock and XFone Stock Warrants to be distributed to each Principal, then on the 15th business day following such notice, the Escrow Agent shall release the XFone Common Stock and XFone Stock Warrants pursuant to the directions given by the Principals in the notice, unless the Escrow Agent shall have received from Buyer a Counter-Notice (as defined herein) that it disputes the requested release from the Escrow Fund requested by the Principals.

      (c) If a counter-notice ("Counter-Notice") is given with respect to a request for distributions from the Escrow Fund, then the Escrow Agent shall make a distribution from the Escrow Fund only in accordance with (i) joint written instructions of Buyer and the Principals or (ii) a final non-appealable order of a court of competent jurisdiction. Any court order shall be accompanied by legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

      (d) Notwithstanding anything to the contrary contained in this Agreement, the Escrow Agent shall make distributions from the Escrow Fund in accordance with the joint written instructions of Buyer and Principals.

3.    DURATION AND TERMINATION OF ESCROW

      (a) On the third anniversary date of this Agreement, the Escrow Agent shall retain an amount of the Escrow Fund (taken on a pro-rata basis from each Principal's portion of the Escrow Fund) equal to the aggregate dollar value of the Estimated Losses for all outstanding Pending Claims Notices and the remainder of each Principal's portion of the Escrow Fund shall be disbursed to each Principal. For these purposes, the value of the Parent Common Stock and the Parent Stock Warrants shall be determined in accordance with Exhibit "A."

      (b) The Escrow Agreement shall continue in full force and effect until the first to occur of the close of business on the last day during which there is any Escrow Fund remaining with the Escrow Agent or December 31, 2020, at which time this Escrow shall terminate and any Escrow Fund remaining shall be interpled with the registry or custody of any court of competent jurisdiction and thereupon the Escrow Agent shall be discharged of all further duties under this Agreement.

4.    DUTIES OF ESCROW AGENT

      (a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

      (b) Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the others hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement.

      (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

      (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

      (e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 5(e) and Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

      (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

      (g) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non- appealable order of a court of competent jurisdiction.

      (h) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Fund until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

      (i) Buyers and Principals shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of $_________ at the time of execution of this Agreement and $_____________ annually thereafter and agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne 50% by Buyer, 44.3% by Spooner and 5.7% by Parsons. Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from any property held by Escrow Agent hereunder.

      (j) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent's name or the rights, powers, or duties of Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless Escrow Agent shall first have given its specific written consent thereto.

5.    LIMITED RESPONSIBILITY

      This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

6.    OWNERSHIP FOR TAX PURPOSES

      Principals agree that, for purposes of federal and other taxes based on income, Spooner and Parsons will be treated as the owner of their pro-rata share of the Escrow Fund, respectively, and that Spooner and Parsons will report all income, if any, that is earned on, or derived from, the Escrow

Fund as their income, in such proportions, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

7.    NOTICES

      All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

      IF TO PRINCIPALS, TO:

                  ___________________________________
                  ___________________________________
                  ___________________________________
                  Telephone: ________________________
                  Facsimile: ________________________

                  ___________________________________
                  ___________________________________
                  ___________________________________
                  Telephone:_________________________
                  Facsimile:_________________________

         IF TO BUYER, TO:

                  XFone, Inc.
                  Britannia House
                  960 High Road
                  London, N129RY
                  United Kingdom
                  Attention:        Guy Nissenson
                  Telephone:        +44 208-446-9494
                  Facsimile:        +44 208-446-7010
                  Email:            guy@xfone.com
                  with a copy to:

                  The Oberon Group, LLC
                  79 Madison Ave., 6th Floor
                  New York, NY 10016
                  Attention:        Adam Breslawsky
                  Telephone:        212-386-7052
                  Facsimile:        212-447-7212
                  Email:            adam@oberongroup.com

                  Watkins Ludlam Winter & Stennis, P.A.
                  633 North State Street (39202)

                  P. O. Box 427 Jackson, MS 39205-0427 Attention: Gina M. Jacobs
                  Telephone: 601-949-4705 Facsimile: 601-949-4804

                  Email: gjacobs@watkinsludlam.com

8.    JURISDICTION; SERVICE OF PROCESS

      Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Mississippi or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Mississippi, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

9.    COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

10.   SECTION HEADINGS

      The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

11.   WAIVER

      The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.   EXCLUSIVE AGREEMENT AND MODIFICATION

      This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Buyer, the Principals and the Escrow Agent.

13.   GOVERNING LAW

      This Agreement shall be governed by the laws of the State of Mississippi, without regard to conflicts of law principles.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYERS:                                 PRINCIPALS:

XFone, Inc.


By:________________________________     ________________________________________
      Title:                            Wade Spooner, Individually

XFone USA, Inc.


By:________________________________
   Title:__________________________


ESCROW AGENT:


___________________________________     ________________________________________
                                        Ted Parsons, Individually

By:________________________________
   Title:__________________________

                                   EXHIBIT "A"

                                XFone Common Stock      XFone Stock Warrants
                                ------------------      --------------------
Wade Spooner
Ted Parsons

                                    Valuation

Parent Stock Warrants - $_________ per warrant

Parent Common Stock - the average of the closing price for the ten (10) trading days immediately preceding the date of valuation.

                                   APPENDIX A

                              PENDING CLAIM NOTICE

To:     _______________________, or its successor ("Escrow Agent")

From:   XFone, Inc. and/or XFone USA, Inc. ("XFone")
        Wade Spooner ("Principal")
        Ted Parsons ("Principal")

Date:

      Please be advised that, pursuant to Section 1(g) of the Escrow Agreement dated ____________, 2004 by and among the undersigned, the Escrow Agent, and the Principals, each of you are hereby notified that, Buyer believes that the Buyer has or may suffer a Loss pursuant to the provisions of Article 6.2 of the Merger Agreement dated as of _______________, 2004 ("Merger Agreement") by virtue of

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________


      XFone estimates that the Loss is $_____________ ("Estimated Loss").

      Signed this _____ day of _________________, 20__.


                                         XFONE, INC./XFone USA, Inc.

                                         By:____________________________________

                                         Title:_________________________________

                                   APPENDIX B

                         BUYER DEPOSITION NOTICE REQUEST

To:     ______________________, or its successor ("Escrow Agent")
        Wade Spooner ("Principal")
        Ted Parsons ("Principal")

From:   XFone, Inc./XFone USA, Inc. ("XFone")

Date:   _______________________

Re: Escrow Agreement Dated ____________, 2004 Among the Above-referenced Parties ("Escrow Agreement")

      Please be advised that pursuant to Section 2(a) of the Escrow Agreement you are hereby notified that a Loss (as defined in the Merger Agreement dated ________________, 2004) has been determined and you are hereby instructed to deliver to XFone, Inc. the following XFone Common Stock and XFone Stock Warrants endorsed for transfer to XFone from the Escrow Fund.

(1)   _________ total shares XFone Common Stock as follows:

      (a)   ____________ shares of Wade Spooner's XFone Common Stock deposited in the Escrow Fund.

      (b)   ____________ shares of Ted Parsons' XFone Common Stock deposited in the Escrow Fund.

(2)   _________ shares XFone Stock Warrants as follows:

      (a)   ____________ XFone Stock Warrants from Wade Spooner's XFone Stock
                         Warrants deposited in the Escrow Fund.

      (b)   ____________ XFone Stock Warrants from Ted Parsons' XFone Stock
                         Warrants deposited in the Escrow Fund.

(3)   Cash Dividends $________.

Check One:

____ This is the Loss as determined for Pending Claims Notice dated .

____ This notice also constitutes a Pending Claims Notice and the Loss arises out of the following:


                                        Sincerely,

                                        XFone, Inc./XFone USA, Inc.

                                        By:_____________________________________
                                        Title:__________________________________

                                   APPENDIX C

                      PRINCIPALS DEPOSITION NOTICE REQUEST

To:     ______________________, or its successor ("Escrow Agent")
        XFone, Inc./XFone USA, Inc. ("XFone")

From:   Wade Spooner ("Principal")
        Ted Parsons ("Principal")

Date:   _____________________

Re: Escrow Agreement Dated ____________, 2004 Among the Above-referenced Parties ("Escrow Agreement")

      Please be advised that pursuant to Section 2(b) of the Escrow Agreement you are hereby notified that each Principal is entitled to a distribution as set forth below from the Escrow Fund pursuant to Section 6.2(b)(ii) of the Merger Agreement dated ______________, 2004, and you are hereby requested to deliver to each Principal the following XFone Common Stock and Parent Stock Warrants endorsed as follows for transfer from the Escrow Fund:

To Wade Spooner:

      __________ shares of XFone Common Stock Wade Spooner deposited in the
                  Escrow Fund.

      __________ XFone Stock Warrants from Wade Spooner's XFone Stock Warrants deposited in the Escrow Fund.

To Ted Parsons:

      __________ shares of XFone Common Stock Ted Parsons deposited in the
                 Escrow Fund.

      __________ XFone Stock Warrants from Ted Parsons' XFone Stock Warrants he deposited in the Escrow Fund.

                                        Sincerely,


                                        ________________________________________
                                        Wade Spooner


                                        ________________________________________
                                        Ted Parsons